Berwyn Cornerstone Fund
Ticker Symbol: BERCX

A series of Investment Managers Series Trust

Supplement dated June 30, 2017, to the
Prospectus and Statement of Additional Information (“SAI”),
each dated March 1, 2017, as supplemented.

It is anticipated that on or about July 14, 2017 the Berwyn Cornerstone Fund (the “Fund”) will reorganize into the Chartwell Mid Cap Value Fund (the “Fund Reorganization”), a newly organized series of The Chartwell Funds. Chartwell Investment Partners, LLC, the Fund’s investment advisor (the “Advisor”), has agreed to extend its voluntary agreement to limit the Fund’s total annual expenses as described below until the completion of the Fund Reorganization. Accordingly, the following paragraph replaces any inconsistent information regarding “Fund Expenses” in the Fund’s Prospectus and Statement of Additional Information:

The Advisor has voluntarily agreed to waive a portion of its fees and/or to reimburse the Berwyn Cornerstone Fund for expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) above 1.15% until the completion of the Fund’s reorganization into the Chartwell Mid Cap Value Fund, currently scheduled for on or about July 14, 2017. The Advisor will not seek recoupment of any advisory fees waived or expenses absorbed during such period.

Please retain this Supplement with your records.